EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Form 10-KSB/A of ClearStory Systems, Inc. (the "Company") for the annual period March 31, 2005 (the "Report"), Stephen A. Read, Vice President and Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 29, 2005


/S/ STEPHN A. READ
------------------------------------------
Stephen A. Read
Vice President and Chief Financial Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to ClearStory Systems, Inc. and will be retained by ClearStory Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.